RYDEX VARIABLE TRUST

Strengthening Dollar 2x Strategy Fund

Government Long Bond 1.2x Strategy Fund

Supplement dated November 2, 2011

to the currently effective Rydex Variable Trust Prospectuses for the Funds listed above

This supplement provides new and additional information beyond that contained in the currently effective Rydex Variable Trust Prospectuses for the Funds listed above and should be read in conjunction with those Prospectuses.

On August 17, 2011, the Board of Trustees of Rydex Variable Trust authorized the Strengthening Dollar 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund (each, a “Fund” and together, the “Funds”) to conduct a 1-for-2 reverse share split of each Fund. The reverse share split is scheduled to occur on or after December 2, 2011.

The table below illustrates the effect of a hypothetical 1-for-2 reverse share split on a shareholder’s investment:

	Number of Shares	Hypothetical Net Asset Value Per Share	Market Value
Before Reverse Share Split	200	$5.00	$1,000
After Reverse Share Split	100	$10.00	$1,000

The reverse share split will have the effect of reducing the number of shares outstanding of each Fund and proportionately increasing the net asset value per share of each Fund. The market value of shares outstanding of each Fund will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of a shareholder’s investment in the Fund will not change as a result of this transaction. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s outstanding shares.

Although no assurances can be given, the reverse share split may have the effect of increasing each Fund’s market price per share and trading volume.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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